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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549



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                                  FORM 8-K
                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest Event reported): February 16, 1998

                     EURO TECH HOLDINGS COMPANY LIMITED
           (Exact Name of Registrant as specified in its Charter)

     BRITISH VIRGIN ISLANDS               0-22113             NOT APPLICABLE
(State or Other Jurisdiction of    (Commission File No.)    (I.R.S. Employee
         Incorporation)                                   Identification Number)



                         18F, GEE CHANG HONG CENTRE,
                      65 WONG CHUK HANG ROAD, HONG KONG
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                              011-852-2814-0311
             (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)




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     On February 16, 1998, the Registrant's Board of Directors elected two new members to serve as directors of the Registrant until an annual meeting of stockholders. The Registrant's two new directors are Adam L. Goldberg and Y.K. Liang. Simultaneously, the Board of Directors created an audit committee composed of Messrs. Golderg and Liang and T.C. Leung, Chairman and Chief Executive Officer.

     Mr. Goldberg is an attorney who has maintained his own practice in New York City since 1993. From 1989 until 1993, Mr Goldberg was employed as a staff attorney with the New York City Department of Housing Preservation and Development. Mr. Goldberg is the designee of May Davis Group, Inc., the underwriter of the Company's initial public offering.

     Mr. Liang is a director of Wong Liang Consultants Ltd. ("Consultants") and a member of the certified public accounting firm of Y.K. Liang & Co. ("LCO"). Mr. Liang has been associated with both Consultants and LCO for more than the past five years. Consultants is a general business consulting firm.


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EURO TECH HOLDINGS COMPANY LIMITED



                                       By: /s/ T.C. Leung
                                           ------------------------------------
                                           T.C. LEUNG,
                                           CHAIRMAN AND CHICF EXECUTIVE OFFICER


Dated: February 16, 1998